Exhibit 99.1

Contact:	US Airways Dan Cravens 480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS APRIL TRAFFIC RESULTS

TEMPE, Ariz. May 4, 2011 — US Airways Group, Inc. (NYSE: LCC) today announced April and year-to-date 2011 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.9 billion, up 4.3 percent versus April 2010. Mainline capacity was 6.0 billion available seat miles (ASMs), up 4.4 percent versus April 2010. Mainline passenger load factor was 82.6 percent, down 0.1 points versus April 2010.

US Airways’ President Scott Kirby said, “Our April consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 6 percent versus the same period last year. Our 32,000 team members continue to deliver an outstanding customer experience. Thanks to their efforts, US Airways consistently ranks among the top of the hub-and-spoke carriers for operational performance.”

For the month of April, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 77.4 percent with a completion factor of 98.9 percent.

The following summarizes US Airways Group’s traffic results for the month and year-to-date ended April 30, 2011 and 2010, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
APRIL

	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	3,666,740	3,597,617	1.9%
Atlantic	793,277	653,751	21.3%
Latin	486,005	489,444	(0.7)%

Total Mainline Revenue Passenger Miles	4,946,022	4,740,812	4.3%

Mainline Available Seat Miles (000)
Domestic	4,418,188	4,288,633	3.0%
Atlantic	950,267	807,337	17.7%
Latin	618,501	639,759	(3.3)%

Total Mainline Available Seat Miles	5,986,956	5,735,729	4.4%

Mainline Load Factor (%)
Domestic	83.0	83.9	(0.9	) pts
Atlantic	83.5	81.0	2.5	pts
Latin	78.6	76.5	2.1	pts

Total Mainline Load Factor	82.6	82.7	(0.1	) pts

Mainline Enplanements
Domestic	3,856,206	3,801,881	1.4%
Atlantic	192,376	161,745	18.9%
Latin	354,503	371,283	(4.5)%

Total Mainline Enplanements	4,403,085	4,334,909	1.6%
YEAR TO DATE

	2011	2010	Change

Mainline Revenue Passenger Miles (000)
Domestic	14,104,807	13,695,341	3.0%
Atlantic	2,533,722	2,116,170	19.7%
Latin	1,877,143	1,982,517	(5.3)%

Total Mainline Revenue Passenger Miles	18,515,672	17,794,028	4.1%

Mainline Available Seat Miles (000)
Domestic	17,141,725	16,766,424	2.2%
Atlantic	3,509,756	2,928,854	19.8%
Latin	2,370,349	2,619,031	(9.5)%

Total Mainline Available Seat Miles	23,021,830	22,314,309	3.2%

Mainline Load Factor (%)
Domestic	82.3	81.7	0.6	pts
Atlantic	72.2	72.3	(0.1	) pts
Latin	79.2	75.7	3.5	pts

Total Mainline Load Factor	80.4	79.7	0.7	pts

Mainline Enplanements
Domestic	14,913,692	14,338,937	4.0%
Atlantic	620,510	522,788	18.7%
Latin	1,373,172	1,458,403	(5.8)%

Total Mainline Enplanements	16,907,374	16,320,128	3.6%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
APRIL

	2011	2010	Change

Express Revenue Passenger Miles (000)
Domestic	191,253	177,171	7.9%

Express Available Seat Miles (000)
Domestic	264,281	250,056	5.7%

Express Load Factor (%)
Domestic	72.4	70.9	1.5	pts

Express Enplanements
Domestic	656,383	662,921	(1.0)%
YEAR TO DATE

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	714,553	633,671	12.8%

Express Available Seat Miles (000)
Domestic	1,036,779	957,803	8.2%

Express Load Factor (%)
Domestic	68.9	66.2	2.7	pts

Express Enplanements
Domestic	2,447,945	2,333,535	4.9%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
APRIL

	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,857,993	3,774,788	2.2%
Atlantic	793,277	653,751	21.3%
Latin	486,005	489,444	(0.7)%

Total Consolidated Revenue Passenger Miles	5,137,275	4,917,983	4.5%

Consolidated Available Seat Miles (000)
Domestic	4,682,469	4,538,689	3.2%
Atlantic	950,267	807,337	17.7%
Latin	618,501	639,759	(3.3)%

Total Consolidated Available Seat Miles	6,251,237	5,985,785	4.4%

Consolidated Load Factor (%)
Domestic	82.4	83.2	(0.8	) pts
Atlantic	83.5	81.0	2.5	pts
Latin	78.6	76.5	2.1	pts

Total Consolidated Load Factor	82.2	82.2	—	pts

Consolidated Enplanements
Domestic	4,512,589	4,464,802	1.1%
Atlantic	192,376	161,745	18.9%
Latin	354,503	371,283	(4.5)%

Total Consolidated Enplanements	5,059,468	4,997,830	1.2%
YEAR TO DATE

	2011	2010	Change

Consolidated Revenue Passenger Miles (000)
Domestic	14,819,360	14,329,012	3.4%
Atlantic	2,533,722	2,116,170	19.7%
Latin	1,877,143	1,982,517	(5.3)%

Total Consolidated Revenue Passenger Miles	19,230,225	18,427,699	4.4%

Consolidated Available Seat Miles (000)
Domestic	18,178,504	17,724,227	2.6%
Atlantic	3,509,756	2,928,854	19.8%
Latin	2,370,349	2,619,031	(9.5)%

Total Consolidated Available Seat Miles	24,058,609	23,272,112	3.4%

Consolidated Load Factor (%)
Domestic	81.5	80.8	0.7	pts
Atlantic	72.2	72.3	(0.1	) pts
Latin	79.2	75.7	3.5	pts

Total Consolidated Load Factor	79.9	79.2	0.7	pts

Consolidated Enplanements
Domestic	17,361,637	16,672,472	4.1%
Atlantic	620,510	522,788	18.7%
Latin	1,373,172	1,458,403	(5.8)%

Total Consolidated Enplanements	19,355,319	18,653,663	3.8%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers 21,000 daily flights to 1,160 airports in 181 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010. For the sixth year in a row, the airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index, a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. US Airways also ranked #1 among its competing hub-and-spoke network carriers for 2010 performance as rated by the Wichita State University/Purdue University Airline Quality Rating (AQR) report. For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; our high level of fixed obligations and our ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in our financing arrangements; provisions in our credit card processing and other commercial agreements that may affect our liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; our inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of our hub airports; our reliance on third-party regional operators or third-party service providers; our reliance on and costs of third-party distribution channels, including those provided by global distribution systems and online travel agents; changes in government legislation and regulation; our reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to our business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or our ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; our ability to operate and grow our route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of any accident involving our aircraft or the aircraft of our regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; our ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in our reports to and filings with the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2011 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

-LCC-